Exhibit 99.2

FOR IMMEDIATE RELEASE

February 2, 2023

Scilex Holding Company Announces that its Majority Stockholder, Sorrento Therapeutics, Inc., has Issued a Supplement to its Previously Issued “FAQ” Regarding the Dividend of Scilex Holding Company Common Stock

PALO ALTO, February 2, 2023 (GLOBE NEWSWIRE) — Scilex Holding Company (Nasdaq: SCLX) announced that its majority stockholder, Sorrento Therapeutics, Inc. (Nasdaq: SRNE, “Sorrento”) today posted a supplement to its previously issued “Frequently Asked Questions” document under the “Investors” section of its website at www.sorrentotherapeutics.com regarding its recent dividend to Sorrento stockholders of shares of common stock of Scilex Holding Company held by Sorrento.

The supplement to the FAQs provides notice regarding the Depository Trust and Clearing Corporation’s removal of the contra-CUSIP on Scilex common stock that was distributed as a dividend to Sorrento’s stockholders and provides notice to brokerage firms, banks, dealers and similar organizations listed therein that a dividend confirmation had previously been distributed to such firms by Scilex’s transfer agent and requests that such firms contact Scilex’s transfer agent if they have not received such confirmation. The supplement also reiterates a question related to issues that may arise with respect to the dividend in connection with short positions in Sorrento common stock.

The supplement to the FAQs and related annex are included in this press release and can also be found Scilex’s website https://www.scilexholding.com/investors/faqs/

SUPPLEMENT TO

FREQUENTLY ASKED QUESTIONS

REGARDING THE DIVIDEND OF SCILEX HOLDING COMPANY COMMON STOCK BY SORRENTO THERAPEUTICS, INC.

This supplement is a supplement to the Frequently Asked Questions Regarding the Dividend of Scilex Holding Company Common Stock by Sorrento Therapeutics, Inc. (Sorrento) that was issued by Sorrento on January 29, 2023 (the FAQ), a copy of which can be found under the “Investors” section of its website at www.sorrentotherapeutics.com.

This supplement is being issued to update and supplement the information in the FAQ to notify investors regarding certain matters relating to the dividend and reiterate certain questions and answers from the FAQ. Capitalized terms used in this supplement shall have their respective meetings set forth in the FAQ.

NOTICE OF REMOVAL OF CONTRA-CUSIP BY DTCC

Effective as of February 2, 2023, the Depository Trust and Clearing Corporation has removed the “contra-CUSIP” that it had previously imposed on the Dividend Stock. Any shares of Dividend Stock held by your brokerage firm, bank, dealer or other similar organization for your benefit now bear only Scilex’s CUSIP number, which is 80880W106. If you are entitled to receive Dividend Stock, please contact your brokerage firm, bank, or other similar organization immediately to confirm that the CUSIP number appears on your brokerage statement with respect to your Dividend Stock.

NOTICE TO BROKERAGE FIRMS, BANKS, DEALERS AND OTHER SIMILAR ORGANIZATIONS

If the name of your firm, bank or other similar organization is set forth on Annex B of the FAQ, which Annex B is repeated below for convenience, and your firm, bank or similar organization has not received the Dividend Confirmation that was mailed to your firm, bank or similar organization, please contact Scilex’s transfer agent immediately to obtain a copy of the Dividend Confirmation. Scilex’s transfer agent’s contact information is as follows:

Continental Stock Transfer & Trust Company

Telephone Number: 800-509-5586

Email Address: cstmail@continentalstock.com

Several major brokers have confirmed to Sorrento and Scilex that they are adding the Scilex share positions to the individual brokerage accounts of Sorrento shareholders receiving the Dividend Stock.

SUPPLEMENTAL QUESTION AND ANSWER

Q:	If I loaned my shares of Sorrento common stock to short sellers or any other party as of the Record Date, am I still entitled to receive Dividend Stock as of the Payment Date?

A:	Only Record Holders as of the Record Date are entitled to receive the Dividend Stock. If you were the Record Holder as of the Record Date and are entitled to receive the Dividend Stock, but have not received the Dividend Stock, you may be entitled to receive Dividend Stock from the short seller or other party who borrowed your shares of Sorrento common stock, whether through the lending programs implemented by your brokerage firm, bank, dealer and other similar organization or otherwise. If you were a Record Holder as of the Record Date and have not received your Dividend Stock, please consult with your financial advisor, broker or other agent immediately to determine how to receive your Dividend Stock.

Annex B

Broker List

Broker Name	Broker Address	Broker Name	Broker Address
ABN AMRO CLEARING CHICAGO LLC	175 WEST JACKSON BLVD. CHICAGO IL ILLINOIS 60604 US	Albert Fried & Company LLC	45 BROADWAY, 24TH FLOOR 24TH FLOOR NEW YORK NY NEW YORK 10006 US
AMALGAMATED BANK	275 7TH AVENUE NEW YORK NY NEW YORK 10003 US	AMERICAN ENTERPRISE INVESTMENT SERVICES INC.	682 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN MINNESOTA 55474 US

APEX CLEARING CORPORATION	2 GATEWAY CENTER 283-299 MARKET ST 16TH FLOOR NEWARK NJ NEW JERSEY 07102-5005 US	BANK OF AMERICA, NA/GWIM TRUST OPERATIONS	901 MAIN STREET 12TH FLOOR DALLAS TX TEXAS 23113 US

BANK OF NEW YORK MELLON	111 SANDERS CREEK PARKWAY 2ND FLOOR 2ND FLOOR EAST SYRACUSE NY NEW YORK 13057 US.	BARCLAYS CAPITAL INC.	DTC CUSTODY PARTICIPANT- NY WINDOW -570 WASHINGTON BLVD (ATTN: ROSA HICKS-MILLER OR ROBERT MENDEZ JERSEY CITY NJ NEW JERSEY 07310 US

BARCLAYS CAPITAL INC.	DTC CUSTODY PARTICIPANT- NY WINDOW -570 WASHINGTON BLVD (ATTN: ROSA HICKS-MILLER OR ROBERT MENDEZ JERSEY CITY NJ NEW JERSEY 07310 US	BMO CAPITAL MARKETS CORP.	3 2ND STREET 12TH FLOOR JERSEY CITY NJ NEW JERSEY 07302 US

BMO HARRIS BANK NA/TRUST	11270 W PARK PL MILWAUKEE WI WISCONSIN 53224 US	BMO Nesbitt Burns Inc., Toronto	250 YONGE STREET, 7TH FLOOR 7TH FLOOR TORONTO ON ONTARIO M5B 2M8 CA CANADA

Broker Name	Broker Address	Broker Name	Broker Address
BNP PARIBAS, NEW YORK BRANCH/BNP PARIBAS PRIME BROKERAGE CUSTODIAN	100 WEST 33RD STREET 3RD FLOOR NEW YORK NY NEW YORK 10001	BNP PARIBAS, NEW YORK BRANCH/BNP PARIBAS PRIME BROKERAGE CUSTODIAN	100 WEST 33RD STREET 3RD FLOOR NEW YORK NY NEW YORK 10001

BNY MELLON	PO BOX 392002 500 ROSS STREET PITTSBURGH PA PENNSYLVANIA 15262 US	BNY MELLON/WEALTH MANAGEMENT	1 FREEDOM VALLEY DRIVE OAKS PA PENNSYLVANIA 19456 US

BNYMELLON	111 SANDERS CREEK PARKWAY 2ND FLOOR 2ND FLOOR EAST SYRACUSE NY NEW YORK 13057 US	BNYMELLON/RE BARCLAYS CAPITAL SECURITIES LTD.	ONE WALL STREET NEW YORK NY NEW YORK 10286

BNYMELLON/RE CACEIS BANK LUXEMBOURG	500 Grant St. BNY Mellon Center PITTSBURGH PA PENNSYLVANIA 15258	BNYMELLON/RE CACEIS BANK, NETHERLANDS	111 SANDERS CREEK PARKWAY EAST SYRACUSE NY NEW YORK 13057

BNYMELLON/RE CHARLES STANLEY AND COMPANY, LIMITED	111 SANDERS CREEK PARKWAY 2ND FLOOR 2ND FLOOR EAST SYRACUSE NY NEW YORK 13057 US	BNYMELLON/RE ETF - ISHARES DTC/NSCC	111 SANDERS CREEK PARKWAY EAST SYRACUSE NY NEW YORK 13057

BNYMELLON/RE WINTERFLOOD SECURITIES LTD	500 Grant St. BNY Mellon Center PITTSBURGH PA PENNSYLVANIA 15258	BOFA	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US

BOFA	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US	BOFA SECURITIES INC	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US

Broker Name	Broker Address	Broker Name	Broker Address
BROWN BROTHERS HARRIMAN & CO.	140 BROADWAY ATTN: CORPORATE ACTIONS VAULT NEW YORK NY NEW YORK 10005 US	BROWN BROTHERS HARRIMAN & CO./ETF	140 BROADWAY NEW YORK NY NEW YORK 10005

CALDWELL SECURITIES LTD./CDS**	55 UNIVERSITY AVENUE SUITE 340 TORONTO ON ONTARIO M5J 2H7 CANADA	CANACCORD GENUITY CORP.	609 GRANVILLE ST VANCOUVER BC BRITISH COLUMBIA V7Y 1H2 CA CANADA

CANTOR, FITZGERALD & CO.	135 E 57TH ST 5TH FL NEW YORK NY NEW YORK 10041 US	CDS CLEARING AND DEPOSITORY SERVICES INC.	100 ADELAIDE STREET WEST TORONTO ON ONTARIO M5H 1S3 CA CANADA

CETERA INVESTMENT SERVICES LLC	400 FIRST STREET SOUTH, SUITE 300 SUITE 300 ST. CLOUD MN MINNESOTA 56302-0283 US	CHARLES SCHWAB & CO., INC.	211 MAIN STREET SAN FRANCISCO CA CALIFORNIA 94105 US

CI INVESTMENT SERVICES INC.	199 BAY STREET SUITE 2600 TORONTO ON ONTARIO M5L 1E2 CA CANADA	CIBC WORLD MARKETS INC./CDS**	161 BAY STREET 10 FL TORONTO ON ONTARIO M5J 2S8 CA CANADA

CITIBANK, N.A./ETF	3800 CITIGROUP CENTER B2/2 TAMPA FL FLORIDA 33610	CITIBANK, NATIONAL ASSOCIATION	3800 CITIBANK CENTER TAMPA BLDG.B FIRST FLOOR ZONE 8 TAMPA FL FLORIDA 33610-9122 US

CITIGROUP GLOBAL MARKETS, INC.	580 CROSSPOINT PARKWAY GETZVILLE NY NEW YORK 14068 US	CLEAR STREET LLC	4 World Trade Center, 45th Floor 150 Greenwich Street NEW YORK NY NEW YORK 10007

CLEARSTREET IO	55 BROADWAY (SUITE 2102) CORPORATE ACTIONS NEW YORK NEW YORK 10006 US	COMMERCE BANK	922 WALNUT STREET MAIL STOP TBTS-2 KANSAS CITY MO MISSOURI 64106 US

Broker Name	Broker Address	Broker Name	Broker Address
COR CLEARING LLC	9300 UNDERWOOD AVE SUITE 400 OMAHA NE NEBRASKA 68114 US	Credential Securities Inc.	800-1111 WEST GEORGIA STREET VANCOUVER BC BRITISH COLUMBIA V6E 4T6 CA CANADA

CREST INTERNATIONAL NOMINEES LIMITED	33 CANNON STREET LONDON EC4M 5SB GB UNITED KINGDO	CURVATURE SECURITIES, LLC	39 MAIN STREET CHATHAM NJ NEW JERSEY 07928 US

D.A. DAVIDSON & CO.	8 3RD STREET NORTH GREAT FALLS MT MONTANA 59401 US	DEPOSITO CENTRAL DE VALORES S.A., DEPOSITO DE VALORES	AVENIDA APOQUINDO # 4001 FLOOR 12, C.P. 7550162, SANTIAGO CL CHILE

DESJARDINS SECURITIES INC.	1253 McGill College 10TH FLOOR MONTREAL QUEBEC H3B 2Y5 CA CANADA	DEUTSCHE BANK AG NY/US CUSTODY	1251 Avenue Of The Americas NEW YORK NY NEW YORK 10020

DEUTSCHE BANK SECURITIES INC.	60 WALL STREET 9TH FLOOR NEW YORK NY NEW YORK 10005 US	DRIVEWEALTH, LLC	15 EXCHANGE PLACE 10TH FLOOR JERSEY CITY NEW JERSEY 07302

E*TRADE CLEARING LLC	HARBORSIDE FINANCIAL CENTER 501 PLAZA 11 JERSEY CITY NJ NEW JERSEY 07311 US	EDWARD D. JONES & CO., L.P.	12555 MANCHESTER ROAD ST. LOUIS MO MISSOURI 63131-3729 US

EDWARD D. JONES & CO., L.P.	201 PROGRESS PARKWAY MARYLAND HEIGHTS MO MISSOURI 63043 US	FIDELITY CLEARING CANADA ULC/CDS**	483 BAY ST. SOUTH TOWER TORONTO ON ONTARIO M5G2N7 CA CANADA

Broker Name	Broker Address	Broker Name	Broker Address
FIFTH THIRD BANK	5001 KINGSLEY DRIVE MAIL DROP 1MOB28 CINCINNATI OH OHIO 45227 US	FOLIO INVESTMENTS, INC.	8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA VIRGINIA 22102 US

FUTU CLEARING INC.	12750 Merit Drive SUITE 475 DALLAS TX TEXAS 75251	GMP SECURITIES L.P.	145 KING STREET WEST, SUITE 300 11TH FLOOR TORONTO ON ONTARIO MJ5 1J8 CA CANADA

GOLDMAN, SACHS & CO. LLC	222 SOUTH MAIN STREET Attn: Mandatory Corporate Actions SALT LAKE CITY UT UTAH 84101 US	HAYWOOD SECURITIES INC./CDS**	200 BURRARD ST WATERFRONT CENTRE SUITE 700 VANCOUVER BC BRITISH COLUMBIA V6C 3L6 CANADA

HILLTOP SECURITIES INC.	1201 ELM ST. 35TH FLOOR DALLAS TX TEXAS 75270 US	HRT FINANCIAL LLC	150 GREENWICH STREET (ATTN: SETTLEMENT) FOUR WORLD TRADE CENTER 57TH FLOOR NEW YORK NY NEW YORK 10007 US

HSBC BANK USA, NA/HSBC CUSTODY & CLEARING SERVICES FOR STOCK LOAN	452 FIFTH AVENUE ATTN: HBUS CCS SETTS NEW YORK NY NEW YORK 10018 US	HSBC BANK USA, NATIONAL ASSOCIATION	452 FIFTH AVENUE ATTN: HBUS CCS SETTS NEW YORK NEW YORK 10018 US

INTERACTIVE BROKERS LLC	2 PICKWICK PLAZA 2ND FLOOR GREENWICH CT CONNECTICUT 06830 US	J.P. MORGAN CHASE BANK NA/FBO BLACKROCK CTF	1111 POLARIS PARKWAY COLUMBUS OH OHIO 43240

J.P. MORGAN CLEARING CORP.	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11201 US	JANNEY MONTGOMERY SCOTT LLC	1717 ARCH STREET 17TH FLOOR PHILADELPHIA PA PENNSYLVANIA 19103 US

Broker Name	Broker Address	Broker Name	Broker Address
JEFFERIES LLC	101 HUDSON STREET, 11th Floor NEW JERSEY NJ NEW JERSEY 07302 US	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11201 US

JPMORGAN CHASE BANK/EUROCLEAR BANK	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11245 US	JPMORGAN CHASE BANK/IA	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11201 US

KEYBANK NATIONAL ASSOCIATION	4900 TIEDEMAN RD BROOKLYN OH OHIO 44144 US	LAURENTIAN BANK SECURITIES INC.	1981 MCGILL COLLEGE AVE. SUITE 100 MONTREAL QUEBEC H3A 3K3 CA CANADA

LPL FINANCIAL LLC	4707 EXECUTIVE DRIVE SAN DIEGO CA CALIFORNIA 92121 US	MANUFACTURERS AND TRADERS TRUST COMPANY	ONE M&T PLAZA TRUST OPS 8TH FLOOR BUFFALO NY NEW YORK 14203 US

MANULIFE SECURITIES INCORPORATED	1235 NORTH SERVICE ROAD WEST OAKVILLE ON ONTARIO L6M 2W2 CA CANADA	MARSCO INVESTMENT CORPORATION	101 EISENHOWER PARKWAY ROSELAND NJ NEW JERSEY 07068 US

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US	MIRAE ASSET SECURITIES (USA) INC./STOCK LOAN CONDUIT ACCOUNT	810 SEVENTH AVE 37TH FLOOR NEW YORK NY NEW YORK 10019

MIRAE ASSET SECURITIES (USA), INC.	810 SEVENTH AVE 37TH FLOOR NEW YORK NY NEW YORK 10019	MITSUBISHI UFJ TRUST & BANKING CORPORATION, NEW YORK BRANCH	280 PARK AVE 39TH FL-WEST BLDG NEW YORK NY NEW YORK 10017

Broker Name	Broker Address	Broker Name	Broker Address
Morgan Stanley	1300 THAMES STREET THAMES STREET WHARF BALTIMORE MD MARYLAND 21231 US	MORGAN STANLEY & CO. LLC	1300 THAMES ST. BALTIMORE MD MARYLAND

MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA 39TH FLOOR NEW YORK NY NEW YORK 10004 US	MURIEL SIEBERT & CO., INC.	77 SUMMER STREET 3RD FLOOR BOSTON MA MASSACHUSETTS 02210 US

NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BOULEVARD 5TH FLOOR JERSEY CITY NJ NEW JERSEY 07310 US	NBCN INC.	1010 rue De La Gauchetière Mezzanine 100 MONTREAL QUEBEC H3B 5J2 CA CANADA

NOMURA INTERNATIONAL TRUST COMPANY	309 WEST 49TH STREET 10TH FLOOR NEW YORK NY NEW YORK 10019 US	ODLUM BROWN LIMITED	250 HOWE STREET SUITE 1100 VANCOUVER BC BRITISH COLUMBIA V6C 3R8 CA CANADA

OPPENHEIMER & CO. INC.	85 BROAD STREET NEW YORK NY NEW YORK 10004 US	PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ NEW JERSEY 07399 US

PHILLIP CAPITAL INC.	141 W. JACKSON BLVD. SUITE 3050 CHICAGO IL ILLINOIS 60604 US	PI FINANCIAL CORP.	666 BURRARD ST SUITE 1900 VANCOUVER BC BRITISH COLUMBIA V6C 3N1 CA CANADA

PNC BANK, NATIONAL ASSOCIATION	4100 W 150TH STREET ASSET MOVEMENT TEAM 3RD FL, LOCATOR B7-YB17-03-03 CLEVELAND OH OHIO 44135 US	PRINCIPAL BANK	711 HIGH STREET DES MOINES IA IOWA 50392

QUESTRADE INC./CDS**	5650 YONGE ST., Suite 1700 TORONTO ON ONTARIO M2M 4G3 CA CANADA	Raymond James & Associates, Inc.	880 CARILLON PKWY ST. PETERSBURG FL FLORIDA 33733-2749 US

Broker Name	Broker Address	Broker Name	Broker Address
RAYMOND JAMES LTD.	925 WEST GEORGIA STREET SUITE 2200 VANCOUVER BC BRITISH COLUMBIA V6C 3L2 CA CANADA	RBC CAPITAL MARKETS, LLC	60 SOUTH 6TH ST. MINNEAPOLIS MN MINNESOTA 55402 US

RBC DOMINION SECURITIES INC	21 COMMERCE COURT SOUTH 2ND FLOOR TORONTO ON ONTARIO M5L 1A7 CANADA	RELIANCE TRUST COMPANY	1100 ABERNATHY RD. 500 NORTHPARK SUITE 400 ATLANTA GA GEORGIA 30113 US

RELIANCE TRUST COMPANY	4900 W. BROWN DEER RD MILWAUKEE WI WISCONSIN 53223 US	ROBERT W. BAIRD & CO. INCORPORATED	777 E WISCONSIN AVE 9TH FLOOR MILWAUKEE WI WISCONSIN 53202 US

ROBINHOOD SECURITIES, LLC	500 COLONIAL CENTER PARKWAY SUITE 100 LAKE MARY FL FLORIDA 32746 US	SAFRA SECURITIES LLC	546 5TH AVENUE NEW YORK NY NEW YORK 10036 US

SCOTIA CAPITAL (USA) INC.	150 KING STREET W 5TH FLOOR TORONTO ON ONTARIO M5H 1J9 CA CANADA	SEI PRIVATE TRUST COMPANY	1 FREEDOM VALLEY DRIVE OAKS PA PENNSYLVANIA 19456 US

SEI PRIVATE TRUST COMPANY	1 FREEDOM VALLEY DRIVE OAKS PA PENNSYLVANIA 19456 US	SG AMERICAS SECURITIES, LLC	480 WASHINGTON BLVD. 20TH FLOOR JERSEY CITY NJ NEW JERSEY 07310 US

Broker Name	Broker Address	Broker Name	Broker Address
SSB - BLACKROCK INSTITUTIONAL TRUST	50 California Street San Francisco CA CALIFORNIA 94163	SSB - TRUST CUSTODY	30 ADELAIDE ST EAST SUITE 800 TORONTO ON ONTARIO M5C 3G6 CA CANADA

SSB&T CO/CLIENT CUSTODY SERVICES	1776 HERITAGE DRIVE NORTH QUINCY MA MASSACHUSETTS 02171	STATE STREET BANK & TRUST CO	16 WALL STREET 5TH FLOOR NEW YORK NY NEW YORK 10005 US

STATE STREET BANK & TRUST COMPANY / ISHARES EUROPE	1776 HERITAGE DRIVE NORTH QUINCY MA MASSACHUSETTS 02171	STATE STREET BANK & TRUST/STATE STREET TOTALETF	1776 Heritage Drive NORTH QUINCY MA MASSACHUSETTS 02717

STATE STREET BANK AND TRUST COMPANY	30 ADELAIDE ST EAST SUITE 800 TORONTO ON ONTARIO M5C 3G6 CA CANADA	STIFEL, NICOLAUS & COMPANY, INCORPORATED	501 N BROADWAY ST. LOUIS MO MISSOURI 63102 US

STONEX FINANCIAL INC.	2 PERIMETER PARK SOUTH SUITE 100 W BIRMINGHAM AL ALABAMA 35243 US	TD AMERITRADE CLEARING, INC.	200 S 108TH AVE OMAHA NE NEBRASKA 68154 US

TD WATERHOUSE CANADA INC ATTN: MANDATORY CORPORATE ACTIONS	77 BLOOR STREET WEST 3RD FLOOR TORONTO ON ONTARIO M5S 1M2 CA CANADA	TEXAS TREASURY SAFEKEEPING TRUST COMPANY	208 E 10TH ST AUSTIN TX TEXAS 78701 US

THE BANK OF NEW YORK MELLON	500 GRANT STREET 27TH FLOOR PITTSBURGH PA PENNSYLVANIA 15258 US	THE HUNTINGTON NATIONAL BANK	7 EASTON OVAL EA4E62 COLUMBUS OH OHIO 43209 US

Broker Name	Broker Address	Broker Name	Broker Address
THE NORTHERN TRUST COMPANY	333 South Wabash Ave, 32nd Floor Attn: Trade Securities Processing CHICAGO IL ILLINOIS 60603 US	TRADESTATION SECURITIES, INC.	120 RIVERSIDE PLAZA SUITE 1650 CHICAGO IL ILLINOIS 60606 US

U.S. BANCORP INVESTMENTS, INC.	60 LIVINGSTON AVE EP-MN-WN1B ST. PAUL MN MINNESOTA 55107-1419 US	U.S. BANK N.A./ETF	1555 N RIVER CENTER DRIVE MILWAUKEE WI WISCONSIN 53212

U.S. BANK NATIONAL ASSOCIATION	1555 NORTH RIVERCENTER DRIVE, SUITE 302 SUITE 302 MILWAUKEE WI WISCONSIN 53212 US	UBS AG	480 WASHINGTON BLVD. 12TH FLOOR JERSEY CITY NJ NEW JERSEY 07310 US

UBS FINANCIAL SERVICES INC.	1000 HARBOR BOULEVARD WEEHAWKEN NJ NEW JERSEY 07086 US	UBS SECURITIES LLC	677 WASHINGTON BLVD STAMFORD CT CONNECTICUT 06901 US

UMB BANK, NATIONAL ASSOCIATION	928 GRAND BLVD KANSAS CITY MO MISSOURI 64106 US	VANGUARD MARKETING CORPORATION	100 VANGUARD BLVD MALVERN PA PENNSYLVANIA 19355 US

VELOCITY CLEARING, LLC	1301 Route 36 Suite 109 (Attn: Chris Felicetti) HAZLET NEW JERSEY 7730 US	VELOX CLEARING LLC	2400 E. KATELLA AVENUE SUITE 725A ANAHEIM CA CALIFORNIA 92806 US

VIRTU AMERICAS LLC	ONE LIBERTY PLAZA, 165 BROADWAY 5TH FLOOR NEW YORK NY NEW YORK 10006 US	VISION FINANCIAL MARKETS LLC	4 HIGH RIDGE PARK SUITE 100 STAMFORD CT CONNECTICUT 06905 US

WEDBUSH SECURITIES INC	1000 WILSHIRE BLVD 8TH FLOOR LOS ANGELES CA CALIFORNIA 90017 US	WEDBUSH SECURITIES INC.	1000 WILSHIRE BLVD. LOS ANGELES CA CALIFORNIA 90017 US

Broker Name	Broker Address	Broker Name	Broker Address
WELLS FARGO BANK, N.A./SIG	733 MARQUETTE AVE 4TH FLOOR MAC N9306-04D MINNEAPOLIS MN MINNESOTA 55402 US	WELLS FARGO CLEARING SERVICES LLC	1 NORTH JEFFERSON MAIL CODE: H0006-094 ST. LOUIS MO MISSOURI 63103 US

WELLS FARGO SECURITIES, LLC	1525 WEST W T HARRIS BLVD CHARLOTTE NC NORTH CAROLINA 28262 US	WILSON-DAVIS & CO., INC.	236 SOUTH MAIN STREET SALT LAKE CITY UT UTAH 84101 US

About Scilex Holding Company

Scilex Holding Company, a majority-owned by Sorrento Therapeutics, Inc., is an innovative revenue-generating company focused on acquiring, developing, and commercializing non-opioid pain management products for the treatment of acute and chronic pain. Scilex is uncompromising in its focus to become the global pain management leader committed to social, environmental, economic, and ethical principles to responsibly develop pharmaceutical products to maximize quality of life. Results from the Phase III Pivotal Trial C.L.E.A.R Program for SEMDEXATM, its novel, non-opioid product for the treatment of lumbosacral radicular pain (sciatica), were announced in March 2022. Scilex has applied for breakthrough therapy designation and expects to seek priority review for SEMDEXATM for the treatment of sciatica. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with moderate to severe pain. Scilex launched its first commercial product in October 2018, in-licensed a commercial product in June 2022, and is developing its late-stage pipeline, which includes a pivotal Phase 3 candidate and one Phase 2 and one Phase 1 candidate. Its commercial product, ZTlido® (lidocaine topical system) 1.8%, or ZTlido®, is a prescription lidocaine topical product approved by the U.S. Food and Drug Administration for the relief of pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain. Scilex in-licensed the exclusive right to commercialize Gloperba® (colchicine USP) oral solution, an FDA-approved prophylactic treatment for painful gout flares in adults, in the U.S. Scilex is planning to commercialize Gloperba® in 2023 and is well-positioned to market and distribute the product. Scilex’s three product candidates are SP-102 (injectable dexamethasone sodium phosphate viscous gel product containing 10 mg dexamethasone), or SEMDEXA™, a Phase 3, novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, with FDA Fast Track status; SP-103 (lidocaine topical system) 5.4%, a Phase 2, triple-strength formulation of ZTlido®, for the treatment of low back pain, with FDA Fast Track status; and SP-104, 4.5 mg Delayed Burst Release Low Dose Naltrexone Hydrochloride (DBR-LDN) Capsule, for the treatment of chronic pain, fibromyalgia that has completed multiple Phase 1 trial programs and expected to initiate Phase 2 trials this year. For further information regarding the SP-102 Phase 3 efficacy trial, see NCT identifier NCT03372161 – Corticosteroid Lumbar Epidural Analgesia for Radiculopathy – Full Text View – ClinicalTrials.gov.

Scilex Holding Company is headquartered in Palo Alto, California, with operations in both Palo Alto and San Diego, California. For further information please visit www.scilexholding.com.

About Sorrento Therapeutics, Inc.

Sorrento is a clinical and commercial stage biopharmaceutical company developing new therapies to treat cancer, pain (non-opioid treatments), autoimmune disease and COVID-19. Sorrento’s multimodal, multipronged approach to fighting cancer is made possible by its extensive immuno-oncology platforms, including key assets such as Abivertinib, next-generation tyrosine kinase inhibitors (“TKIs”), fully human antibodies (“G-MAB™ library”), immuno-cellular therapies (“DAR-T™”), antibody-drug conjugates (“ADCs”), and oncolytic virus (“Seprehvec™”). Sorrento is also developing potential antiviral therapies and vaccines against coronaviruses, including STI-1558, COVI-MSC™; and diagnostic test solutions, including COVIMARK™.

Sorrento’s commitment to life-enhancing therapies for patients is also demonstrated by our effort to advance a TRPV1 agonist, non-opioid pain management small molecule, resiniferatoxin (“RTX”), and SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (SEMDEXA™), a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, and to commercialize ZTlido® (lidocaine topical system) 1.8% for the treatment of postherpetic neuralgia (PHN). RTX has been cleared for a Phase II trial for intractable pain associated with cancer and a Phase II trial in osteoarthritis patients. Positive final results from the Phase III Pivotal Trial C.L.E.A.R. Program for SEMDEXA™, its novel, non-opioid product for the treatment of lumbosacral radicular pain (sciatica), were announced in March 2022. ZTlido® was approved by the FDA on February 28, 2018.

For more information visit www.sorrentotherapeutics.com.

Contacts:

For Scilex Holding Company

Jaisim Shah

Chief Executive Officer

Scilex Holding Company

960 San Antonio Road

Palo Alto, CA 94303

Office: (650) 516-4310

Email: jshah@scilexpharma.com

Website: www.sorrentotherapeutics.com and www.scilexholding.com

Investors and Media Contact:

Elizabeth Czerepak

Email: mediarelations@sorrentotherapeutics.com

Website: www.sorrentotherapeutics.com

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